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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2004


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-50516               13-4104684
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 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Numbers)        Identification No.)


         3 Times Square, 12th Floor
                New York, NY                                      10036
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   (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On October 13, 2004, Edward Penhoet, Ph.D. resigned from the Board of Directors of Eyetech Pharmaceuticals, Inc. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2004                EYETECH PHARMACEUTICALS, INC.


                                       By:    /s/ Glenn P. Sblendorio
                                              ----------------------------------
                                       Name:  Glenn P. Sblendorio
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.           Description
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99.1                  Press release dated October 13, 2004 announcing the
                      resignation of Edward Penhoet, Ph.D. from the Board of Directors.